FOURTH QUARTER 2021 Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. Exhibit 99.2 Muse at Torrey Pines San Diego, CA Exhibit 99.2

Table of Contents

DIVERSIFIED HEALTHCARE TRUST

CORPORATE INFORMATION

- Company Profile ... 3
- Investor Information ... 4
- Research Coverage ... 5

FINANCIALS

- Key Financial Data ... 6
- Condensed Consolidated Balance Sheets ... 7
- Consolidated Statements of Income (Loss) ... 8
- Consolidated Statements of Income (Loss) (Additional Data) ... 9
- Debt Summary ... 10
- Debt Maturity Schedule ... 11
- Leverage Ratios, Coverage Ratios and Public Debt Covenants ... 12
- Summary of Capital Expenditures ... 13
- Office Portfolio Redevelopment Information as of December 31, 2021 ... 14
- Property Acquisitions / Dispositions Information Since January 1, 2021 ... 15
- Investment in Unconsolidated Joint Venture ... 16
- Calculation and Reconciliation of NOI and Cash Basis NOI ... 17
- NOI and Cash Basis NOI ... 18
- Same Property NOI and Cash Basis NOI ... 19
- Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment ... 20
- Calculation and Reconciliation of EBITDA, EBITDAre and Adjusted EBITDAre ... 24
- Calculation and Reconciliation of FFO and Normalized FFO Attributable to Common Shareholders ... 25

PORTFOLIO INFORMATION

- Portfolio Summary by Geographic Diversification and Property Type ... 26
- Portfolio Summary ... 27
- SHOP Unit Count ... 28
- Rent Coverage and Occupancy ... 29
- Office Portfolio and Same Property - Results of Operations ... 30
- SHOP Segment and Same Property - Results of Operations ... 33
- SHOP Segment and Same Property - Five Star Retained and Operator Transitioned Communities Results of Operations ... 34
- Office Portfolio Leasing Summary ... 36
- Tenants Representing 1% or More of Total Annualized Rental Income ... 37
- Office Portfolio Lease Expiration Schedule ... 38
- Non-Segment Lease Expiration Schedule ... 39

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS ... 40

WARNING CONCERNING FORWARD-LOOKING STATEMENTS ... 44

DHC
Nasdaq Listed

Please refer to Non-GAAP Financial Measures and Certain Definitions beginning on page 40 for terms used throughout this document.

Supplemental Q4 2021 2

Supplemental Q4 2021 3 The Company: Diversified Healthcare Trust, or DHC, we, our or us, is a real estate investment trust, or REIT, which owns healthcare related properties, including medical office and life science buildings, senior living communities and wellness centers located throughout the U.S. DHC is included in 133 market indices and comprises more than 1% of the following indices as of December 31, 2021: BI North America Healthcare REIT Valuation Peers (BIHLCRNP), Bloomberg Real Estate Investment Trust Mid Cap Index (BBREMIDC), the Invesco S&P SmallCap 600 Pure Value ETF INAV Index (RZVIV) and the Invesco S&P SmallCap 600 Equal Weight ETF INAV Index (EWSCIV). Management: DHC is managed by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of December 31, 2021, RMR had over $33 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, nearly 2,100 properties and approximately 37,000 employees. We believe that being managed by RMR is a competitive advantage for DHC because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services if we were self managed. Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (t) (617) 796-8350 Stock Exchange Listing: Nasdaq Trading Symbols: Common Shares: DHC Senior Unsecured Notes due 2042: DHCNI Senior Unsecured Notes due 2046: DHCNL Company Profile RETURN TO TABLE OF CONTENTS

Supplemental Q4 2021 4 Board of Trustees: Jennifer F. Francis John L. Harrington Lisa Harris Jones Managing Trustee Independent Trustee Lead Independent Trustee Daniel F. LePage Adam D. Portnoy Jeffrey P. Somers Independent Trustee Chair of the Board & Managing Trustee Independent Trustee Executive Officers: Jennifer F. Francis Richard W. Siedel, Jr. President and Chief Executive Officer Chief Financial Officer and Treasurer Contact Information: Investor Relations Inquiries Diversified Healthcare Trust Financial, investor and media inquiries should be directed to Two Newton Place Michael Kodesch, Director, Investor Relations, at 255 Washington Street, Suite 300 (617) 796-8234, or mkodesch@dhcreit.com Newton, MA 02458-1634 (t) (617) 796-8350 (email) info@dhcreit.com (website) www.dhcreit.com Investor Information RETURN TO TABLE OF CONTENTS 28515 Westinghouse Place Valencia, CA

Research Coverage

DIVERSIFIED HEALTHCARE TRUST

Equity Research Coverage:

B. Riley Securities, Inc.
Bryan Maher
(646) 885-5423
bmaher@brileyfin.com

BofA Securities
Joshua Dennerlein
(646) 855-1681
joshua.dennerlein@bofa.com

Colliers Securities LLC
David Toti
(401) 488-4797
david.toti@colliers.com

JMP Securities
Aaron Hecht
(415) 835-3963
ahecht@jmpsecurities.com

RBC Capital Markets
Michael Carroll
(440) 715-2649
michael.carroll@rbccm.com

Rating Agencies:

Moody's Investors Service
Lori Marks
(212) 553-1098
lori.marks@moodys.com

S & P Global
Alan Zigman
(416) 507-2556
alan.zigman@spglobal.com

DHC is followed by the equity research analysts and its publicly held debt is rated by the rating agencies listed on this page. Please note that any opinions, estimates or forecasts regarding DHC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of DHC or its management. DHC does not by its reference on this page imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

RETURN TO TABLE OF CONTENTS Supplemental Q4 2021 5

Key Financial Data

DIVERSIFIED HEALTHCARE TRUST

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Selected Balance Sheet Data:					
Total gross assets	$ 8,361,321	$ 8,907,220	$ 8,972,324	$ 9,285,312	$ 8,171,325
Total assets	$ 6,623,514	$ 7,066,048	$ 7,179,852	$ 7,542,706	$ 6,476,424
Total liabilities	$ 3,961,124	$ 4,656,391	$ 4,674,703	$ 4,997,516	$ 3,857,202
Total equity	$ 2,662,390	$ 2,409,657	$ 2,505,149	$ 2,545,190	$ 2,619,222
Selected Income Statement Data:					
Total revenues	$ 336,731	$ 337,416	$ 346,341	$ 362,724	$ 384,909
Net income (loss)	$ 366,758	$ (88,004)	$ (32,645)	$ (66,183)	$ (14,920)
Net income (loss) attributable to common shareholders	$ 365,585	$ (89,343)	$ (34,222)	$ (67,505)	$ (16,228)
NOI	$ 63,015	$ 71,343	$ 81,709	$ 75,333	$ 82,702
Adjusted EBITDAre	$ 53,875	$ 63,080	$ 87,789	$ 73,203	$ 87,218
FFO attributable to common shareholders	$ (19,270)	$ (13,799)	$ (1,525)	$ 3,698	$ 22,633
Normalized FFO attributable to common shareholders	$ (16,495)	$ (9,449)	$ 12,215	$ 5,823	$ 22,254
Per Common Share Data (basic and diluted):					
Net income (loss) attributable to common shareholders	$ 1.54	$ (0.38)	$ (0.14)	$ (0.28)	$ (0.07)
FFO attributable to common shareholders	$ (0.08)	$ (0.06)	$ (0.01)	$ 0.02	$ 0.10
Normalized FFO attributable to common shareholders	$ (0.07)	$ (0.04)	$ 0.05	$ 0.02	$ 0.09
Dividends:					
Annualized dividend declared per common share	$ 0.04	$ 0.04	$ 0.04	$ 0.04	$ 0.04
Annualized dividend yield (at end of period)	1.3 %	1.2 %	1.0 %	0.8 %	1.0 %
Normalized FFO attributable to common shareholders payout ratio	(14.3)%	(25.0)%	20.0 %	50.0 %	11.1 %





Nottingham Hall
Durham, NC

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Supplemental Q4 2021 6

Supplemental Q4 2021 7 December 31, 2021 December 31, 2020 Assets Real estate properties: Land $ 741,501 $ 789,125 Buildings and improvements 6,072,055 6,621,605 Total real estate properties, gross 6,813,556 7,410,730 Accumulated depreciation (1,737,807) (1,694,901) Total real estate properties, net 5,075,749 5,715,829 Investment in unconsolidated joint venture 215,127 — Assets of properties held for sale — 112,437 Cash and cash equivalents 634,848 74,417 Restricted cash 382,097 16,432 Acquired real estate leases and other intangible assets, net 48,746 286,513 Other assets, net 266,947 270,796 Total assets $ 6,623,514 $ 6,476,424 Liabilities and Equity Revolving credit facility $ 800,000 $ — Term loan, net — 199,049 Senior unsecured notes, net 2,806,811 2,608,189 Secured debt and finance leases, net 69,713 691,573 Liabilities of properties held for sale — 3,525 Accrued interest 29,845 23,772 Assumed real estate lease obligations, net 2,556 67,830 Other liabilities 252,199 263,264 Total liabilities 3,961,124 3,857,202 Commitments and contingencies Equity: Equity attributable to common shareholders: Common shares of beneficial interest, $.01 par value: 300,000,000 shares authorized, 238,994,894 and 238,268,478 shares issued and outstanding, respectively 2,390 2,383 Additional paid in capital 4,615,475 4,613,904 Cumulative net income 2,087,624 1,913,109 Cumulative distributions (4,043,099) (4,033,559) Total equity attributable to common shareholders 2,662,390 2,495,837 Noncontrolling interest: Total equity attributable to noncontrolling interest — 123,385 Total equity 2,662,390 2,619,222 Total liabilities and equity $ 6,623,514 $ 6,476,424 Condensed Consolidated Balance Sheets (dollars in thousands, except share data) RETURN TO TABLE OF CONTENTS Bayside Technology Park 47215 Lakeview Boulevard Fremont, CA

Consolidated Statements of Income (Loss)

DIVERSIFIED HEALTHCARE TRUST

(amounts in thousands, except per share data)

	For the Three Months Ended December 31,		For the Year Ended December 31,	
	2021	2020	2021	2020
Revenues:				
Rental income	$ 102,034	$ 106,272	$ 408,589	$ 427,215
Residents fees and services	234,697	278,637	974,623	1,204,811
Total revenues	336,731	384,909	1,383,212	1,632,026
Expenses:				
Property operating expenses	273,716	302,207	1,091,812	1,236,357
Depreciation and amortization	68,388	65,681	271,131	270,147
General and administrative	8,549	7,461	34,087	30,593
Acquisition and certain other transaction related costs	2,327	11	17,506	814
Impairment of assets	—	361	(174)	106,972
Total expenses	352,980	375,721	1,414,362	1,644,883
Gain on sale of properties	461,434	4,084	492,272	6,487
Gains and losses on equity securities, net	(15,289)	19,565	(42,232)	34,106
Interest and other income [(1)]	786	10,213	20,635	18,221
Interest expense (including net amortization of debt premiums, discounts and issuance costs of $3,631, $2,448, $13,408 and $8,022, respectively)	(63,518)	(57,768)	(255,759)	(201,483)
Gain on lease termination	—	—	—	22,896
Loss on early extinguishment of debt	—	—	(2,410)	(427)
Income (loss) from continuing operations before income tax expense	367,164	(14,718)	181,356	(133,057)
Income tax expense	(406)	(202)	(1,430)	(1,250)
Net income (loss)	366,758	(14,920)	179,926	(134,307)
Net income attributable to noncontrolling interest	(1,173)	(1,308)	(5,411)	(5,146)
Net income (loss) attributable to common shareholders	$ 365,585	$ (16,228)	$ 174,515	$ (139,453)
Weighted average common shares outstanding (basic)	238,149	237,834	237,967	237,739
Weighted average common shares outstanding (diluted)	238,149	237,834	237,967	237,739
Per common share data (basic and diluted):				
Net income (loss) attributable to common shareholders	$ 1.54	$ (0.07)	$ 0.73	$ (0.59)

(1) See footnote on the following page.

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Supplemental Q4 2021 8

Supplemental Q4 2021 9 For the Three Months Ended December 31, For the Year Ended December 31, 2021 2020 2021 2020 Additional Data: General and administrative expenses / total assets (at end of period) 0.1% 0.1% 0.5% 0.5 % Non-cash straight line rent adjustments included in rental income $ 2,042 $ 3,040 $ 5,846 $ 6,069 Lease value amortization included in rental income $ 1,648 $ 1,846 $ 7,211 $ 7,405 Non-cash share based compensation $ 315 $ 402 $ 1,960 $ 1,568 Non-cash amortization included in property operating expenses $ 200 $ 200 $ 797 $ 797 Non-cash amortization included in general and administrative expenses $ 743 $ 743 $ 2,974 $ 2,974 Costs and payment obligations related to compliance assessment at one of our senior living communities $ — $ (402) $ — $ 5,770 CARES Act (1) $ 587 $ 10,139 $ 19,554 $ 17,485 Consolidated Statements of Income (Loss) (Additional Data) (dollars in thousands) RETURN TO TABLE OF CONTENTS (1) We recognized as other income funds received under the Coronavirus Aid, Relief, and Economic Security Act, or the CARES Act, in our SHOP segment of $587 and $10,139 during the three months ended December 31, 2021 and 2020, respectively, and $19,554 and $17,485 during the year ended December 31, 2021 and 2020, respectively.

Debt Summary

DIVERSIFIED HEALTHCARE TRUST

As of December 31, 2021

(dollars in thousands)

	Coupon Rate	Interest Rate	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity
Floating Rate Debt:						
Revolving credit facility [(1) (2)]	2.850%	2.850%	$ 800,000	1/15/2023	$ 800,000	1.0
Weighted average rate / total floating rate debt	**2.850%**	**2.850%**	**$ 800,000**		**$ 800,000**	**1.0**
Unsecured Fixed Rate Debt:						
Senior unsecured notes due 2024	4.750%	4.790%	$ 250,000	5/1/2024	$ 250,000	2.3
Senior unsecured notes due 2025 [(3)]	9.750%	9.750%	1,000,000	6/15/2025	1,000,000	3.5
Senior unsecured notes due 2028	4.750%	4.966%	500,000	2/15/2028	500,000	6.1
Senior unsecured notes due 2031	4.375%	4.375%	500,000	3/1/2031	500,000	9.2
Senior unsecured notes due 2042	5.625%	5.625%	350,000	8/1/2042	350,000	20.6
Senior unsecured notes due 2046	6.250%	6.250%	250,000	2/1/2046	250,000	24.1
Weighted average rate / total unsecured fixed rate debt	**6.678%**	**6.719%**	**$ 2,850,000**		**$ 2,850,000**	**8.7**
Weighted average rate / total floating and unsecured fixed rate debt	**5.839%**	**5.871%**	**$ 3,650,000**		**$ 3,650,000**	**7.1**
Secured Fixed Rate Debt:						
Mortgage - secured by 1 property	6.280%	5.170%	$ 11,120	7/1/2022	$ 10,744	0.5
Mortgage - secured by 1 property	4.850%	3.790%	10,479	10/1/2022	10,287	0.8
Mortgage - secured by 2 properties	5.750%	5.110%	15,456	10/6/2022	15,182	0.8
Mortgage - secured by 1 property	6.640%	4.920%	15,204	6/1/2023	14,522	1.4
Finance leases - 2 properties	7.700%	7.700%	6,636	4/30/2026	155	4.3
Mortgage - secured by 1 property	4.444%	4.444%	10,240	7/1/2043	1,698	21.5
Weighted average rate / total secured fixed rate debt	**5.888%**	**5.028%**	**$ 69,135**		**$ 52,588**	**4.3**
Weighted average rate / total debt	**5.840%**	**5.855%**	**$ 3,719,135**		**$ 3,702,588**	**7.0**

(1) In February 2022, we amended the agreement governing our revolving credit facility, or our credit agreement, to, among other things, extend the waiver of the fixed charge coverage ratio covenant through December 31, 2022 and reduce the facility commitments to $700,000, and we also exercised our option to extend the maturity date of our revolving credit facility to January 2024.

(2) We pledged certain equity interests of subsidiaries owning properties to secure our obligations under our credit agreement and provided first mortgage liens on 61 of our medical office and life science properties.

(3) We have the option to redeem all or a portion of our senior unsecured notes due 2025 at any time on or after June 15, 2022 at a set redemption price.

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Supplemental Q4 2021 10

Supplemental Q4 2021 11 $800,000 $250,000 $1,000,000 $500,000 $1,100,000 $39,067 $16,413 $1,834 $2,001 $904 $302 $315 $330 $346 $7,623 Floating Rate Debt Unsecured Fixed Rate Debt Secured Fixed Rate Debt 2022 2023 2024 2025 2026 2027 2028 2029 2030 Thereafter $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 Debt Maturity Schedule (1) (1) (3) (2) RETURN TO TABLE OF CONTENTS (dollars in thousands) As of December 31, 2021 (1) (1) Represents Secured Fixed Rate Debt payments. (2) Represents outstanding borrowings under our revolving credit facility as of December 31, 2021. In February 2022, we amended our credit agreement to, among other things, extend the waiver of the fixed charge coverage ratio covenant through December 31, 2022 and reduce the facility commitments to $700,000, and we also exercised our option to extend the maturity date of our revolving credit facility to January 2024. (3) Includes $6,636 of finance lease obligations due through April 2026. (1) (1) (1) (1)

Leverage Ratios, Coverage Ratios and Public Debt Covenants

DIVERSIFIED HEALTHCARE TRUST

	As of and For the Three Months Ended				
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Leverage Ratios:					
Net debt / total gross assets	32.3%	39.8%	38.9%	40.9%	42.4%
Net debt / gross book value of real estate assets	37.5%	43.0%	42.5%	46.0%	42.2%
Secured debt / total assets	13.1%	9.8%	9.6%	9.2%	10.7%
Variable rate debt / net debt	29.6%	22.6%	22.9%	21.1%	5.8%
Coverage Ratios:					
Net debt / annualized Adjusted EBITDAre	12.9x	13.9x	9.9x	12.9x	10.1x
Adjusted EBITDAre / interest expense	0.8x	1.0x	1.3x	1.2x	1.5x

	As of and For the Trailing Twelve Months Ended				
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Public Debt Covenants:					
Maintenance Covenant					
Total unencumbered assets / unsecured debt - required minimum 150.0%	238.7%	232.7%	231.8%	210.8%	246.6%
Incurrence Covenants					
Total debt / adjusted total assets - allowable maximum 60.0%	43.7%	47.8%	47.5%	49.2%	42.5%
Secured debt / adjusted total assets - allowable maximum 40.0%	10.2%	16.4%	16.3%	15.8%	8.3%
Consolidated income available for debt service / debt service - required minimum 1.50x [1]	1.07x	1.23x	1.31x	1.60x	1.98x

(1) As of December 31, 2021, our ratio of consolidated income available for debt service to debt service was below the requirement under our revolving credit facility and our public debt covenants, and as a result, we are currently unable to incur additional debt because this ratio is below the required level on a pro forma basis.




8501 Golden Valley Road
Golden Valley, MN

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Supplemental Q4 2021 12

Supplemental Q4 2021 13 (dollars and sq. ft. in thousands, except per sq. ft. and unit data) Summary of Capital Expenditures RETURN TO TABLE OF CONTENTS For the Three Months Ended 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 Office Portfolio lease related costs $ 15,941 $ 5,910 $ 10,044 $ 8,358 $ 6,071 Office Portfolio building improvements 5,462 3,332 4,437 2,176 6,756 SHOP fixed assets and capital improvements 76,039 23,270 19,283 22,530 27,035 Recurring capital expenditures $ 97,442 $ 32,512 $ 33,764 $ 33,064 $ 39,862 Office Portfolio avg. sq. ft. during period 10,360 10,927 11,059 11,236 11,428 SHOP avg. units managed during period 25,385 25,424 26,193 26,966 27,601 Office Portfolio building improvements per avg. sq. ft. during period $ 0.53 $ 0.30 $ 0.40 $ 0.19 $ 0.59 SHOP fixed assets and capital improvements per avg. unit during period $ 2,995 $ 915 $ 736 $ 835 $ 979 Development, redevelopment and other activities - Office Portfolio $ 11,022 $ 6,824 $ 9,689 $ 12,718 $ 17,655 Development, redevelopment and other activities - SHOP 3,620 2,217 5,345 6,092 7,172 Total development, redevelopment and other activities $ 14,642 $ 9,041 $ 15,034 $ 18,810 $ 24,827

Supplemental Q4 2021 14 Project Location Type of Property Square Feet (1) Estimated Project Costs Total Costs Incurred as of December 31, 2021 Estimated Completion Date 4 Maguire Road Lexington, MA Life Science 54,633 $ 29.2 $ 18.8 Q2 2022 1415 West 3rd Street Tempe, AZ Life Science 82,257 $ 11.0 $ 0.7 Q4 2022 (1) Represents estimated square footage upon project completion. Office Portfolio Redevelopment Information as of December 31, 2021 (dollars in millions) RETURN TO TABLE OF CONTENTS Rendering of 1415 West 3rd Street Tempe, AZ

Supplemental Q4 2021 15 Property Acquisitions / Dispositions Information Since January 1, 2021 Acquisitions: We have not acquired any properties since January 1, 2021. Dispositions: Date Sold Location Type of Property Number of Properties Gross Sales Price 2/23/2021 Plymouth Meeting, PA Medical Office 1 $ 9,000 4/28/2021 Alachua, FL Life Science / Medical Office 4 95,500 Total Dispositions 5 $ 104,500 Joint Venture Activity: Date Sold Location Type of Property Number of Properties DHC Ownership Retained Gross Proceeds 12/23/2021 Boston, MA Life Science 1 20% $ 378,000 1/28/2022 Various Life Science / Medical Office 10 20% 653,300 Total 11 $ 1,031,300 (dollars in thousands) RETURN TO TABLE OF CONTENTS

Supplemental Q4 2021 16 Investment in Unconsolidated Joint Venture (dollars and sq. ft. in thousands) RETURN TO TABLE OF CONTENTS As of December 31, 2021 Joint Venture Location DHC Ownership DHC Carrying Value of Investment at December 31, 2021 Number of Properties Square Feet Occupancy at December 31, 2021 Weighted Average Lease Term at December 31, 2021 (1) Seaport Innovation LLC Boston, MA 20% $215,127 1 1,134 100% 7.0 years Investment in Unconsolidated Joint Venture: Unconsolidated Debt: Secured Debt (2) Coupon Rate (3) Maturity Date Principal Balance at December 31, 2021 (4) DHC Ownership DHC Share of Principal Balance at December 31, 2021 (5) Mortgages - Secured by 1 Property 3.530% 8/6/2026 $620,000 20% $124,000 (1) The major tenant's lease expires in 2028. (2) The mortgage loans require interest-only payments until the respective maturity dates. (3) Includes the interest rate stated in, or determined pursuant to, the contract terms. (4) Reflects the entire balance of the debt secured by the property. We continue to provide certain guarantees on this debt. (5) Reflects our proportionate share of the principal debt balances based on our ownership percentage of the joint venture as of December 31, 2021.

Calculation and Reconciliation of NOI and Cash Basis NOI

DIVERSIFIED HEALTHCARE TRUST

(dollars in thousands)

	For the Three Months Ended					For the Year Ended	
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020
Calculation of NOI and Cash Basis NOI:							
Revenues:							
Rental income	$ 102,034	$ 101,403	$ 102,394	$ 102,758	$ 106,272	$ 408,589	$ 427,215
Residents fees and services	234,697	236,013	243,947	259,966	278,637	974,623	1,204,811
Total revenues	336,731	337,416	346,341	362,724	384,909	1,383,212	1,632,026
Property operating expenses	(273,716)	(266,073)	(264,632)	(287,391)	(302,207)	(1,091,812)	(1,236,357)
NOI	63,015	71,343	81,709	75,333	82,702	291,400	395,669
Non-cash straight line rent adjustments included in rental income	(2,042)	(1,679)	(1,321)	(804)	(3,040)	(5,846)	(6,069)
Lease value amortization included in rental income	(1,648)	(1,848)	(1,849)	(1,866)	(1,846)	(7,211)	(7,405)
Non-cash amortization included in property operating expenses	(200)	(199)	(199)	(199)	(200)	(797)	(797)
Cash Basis NOI	$ 59,125	$ 67,617	$ 78,340	$ 72,464	$ 77,616	$ 277,546	$ 381,398
Reconciliation of Net Income (Loss) to NOI and Cash Basis NOI:							
Net income (loss)	$ 366,758	$ (88,004)	$ (32,645)	$ (66,183)	$ (14,920)	$ 179,926	$ (134,307)
Income tax expense	406	595	191	238	202	1,430	1,250
Loss on early extinguishment of debt	—	—	370	2,040	—	2,410	427
Gain on lease termination	—	—	—	—	—	—	(22,896)
Interest expense	63,518	64,493	67,657	60,091	57,768	255,759	201,483
Interest and other income	(786)	(976)	(16,038)	(2,835)	(10,213)	(20,635)	(18,221)
Losses (gains) on equity investments, net	15,289	14,755	3,849	8,339	(19,565)	42,232	(34,106)
(Gain) loss on sale of properties	(461,434)	(200)	(30,760)	122	(4,084)	(492,272)	(6,487)
Impairment of assets	—	—	—	(174)	361	(174)	106,972
Acquisition and certain other transaction related costs	2,327	3,108	12,071	—	11	17,506	814
General and administrative	8,549	8,870	9,126	7,542	7,461	34,087	30,593
Depreciation and amortization	68,388	68,702	67,888	66,153	65,681	271,131	270,147
NOI	63,015	71,343	81,709	75,333	82,702	291,400	395,669
Non-cash straight line rent adjustments included in rental income	(2,042)	(1,679)	(1,321)	(804)	(3,040)	(5,846)	(6,069)
Lease value amortization included in rental income	(1,648)	(1,848)	(1,849)	(1,866)	(1,846)	(7,211)	(7,405)
Non-cash amortization included in property operating expenses	(200)	(199)	(199)	(199)	(200)	(797)	(797)
Cash Basis NOI	$ 59,125	$ 67,617	$ 78,340	$ 72,464	$ 77,616	$ 277,546	$ 381,398

RETURN TO TABLE OF CONTENTS

Supplemental Q4 2021 17

Supplemental Q4 2021 18 For the Three Months Ended For the Year Ended 12/31/2021 12/31/2020 % Change 12/31/2021 12/31/2020 % Change NOI: Life Science $ 28,079 $ 32,862 (14.6) % $ 121,916 $ 133,724 (8.8) % Medical Office 29,558 29,279 1.0% 118,368 119,885 (1.3) % Total Office Portfolio 57,637 62,141 (7.2) % 240,284 253,609 (5.3) % SHOP (6,706) 9,139 (173.4) % 10,124 98,210 (89.7) % Non-Segment 12,084 11,422 5.8% 40,992 43,850 (6.5) % Total $ 63,015 $ 82,702 (23.8) % $ 291,400 $ 395,669 (26.4) % Cash Basis NOI: Life Science $ 25,123 $ 30,287 (17.1) % $ 110,189 $ 123,283 (10.6) % Medical Office 28,856 28,750 0.4% 115,875 118,414 (2.1) % Total Office Portfolio 53,979 59,037 (8.6) % 226,064 241,697 (6.5) % SHOP (6,706) 9,139 (173.4) % 10,124 98,210 (89.7) % Non-Segment 11,852 9,440 25.6% 41,358 41,491 (0.3) % Total $ 59,125 $ 77,616 (23.8) % $ 277,546 $ 381,398 (27.2) % NOI and Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS

Supplemental Q4 2021 19 Same Property NOI and Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS For the Three Months Ended For the Year Ended 12/31/2021 12/31/2020 % Change 12/31/2021 12/31/2020 % Change NOI: Life Science $ 9,299 $ 9,700 (4.1) % $ 37,428 $ 39,494 (5.2) % Medical Office 29,708 28,603 3.9% 118,334 115,919 2.1 % Total Office Portfolio 39,007 38,303 1.8% 155,762 155,413 0.2 % SHOP 2,744 15,651 (82.5) % 33,275 102,390 (67.5) % Non-Segment 12,084 11,204 7.9% 40,992 40,753 0.6 % Total $ 53,835 $ 65,158 (17.4) % $ 230,029 $ 298,556 (23.0) % Cash Basis NOI: Life Science $ 8,393 $ 9,666 (13.2) % $ 35,632 $ 38,906 (8.4) % Medical Office 29,028 28,017 3.6% 115,815 114,649 1.0 % Total Office Portfolio 37,421 37,683 (0.7) % 151,447 153,555 (1.4) % SHOP 2,744 15,651 (82.5) % 33,275 102,390 (67.5) % Non-Segment 11,852 9,221 28.5% 41,358 38,343 7.9 % Total $ 52,017 $ 62,555 (16.8) % $ 226,080 $ 294,288 (23.2) %

Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment

DIVERSIFIED HEALTHCARE TRUST

(dollars in thousands)

Office Portfolio

	For the Three Months Ended				
Calculation of NOI and Cash Basis NOI:	**12/31/2021**	**9/30/2021**	**6/30/2021**	**3/31/2021**	**12/31/2020**
Rental income	$ 89,950	$ 91,520	$ 92,804	$ 93,323	$ 94,850
Property operating expenses	(32,313)	(32,386)	(31,321)	(31,293)	(32,709)
NOI	$ 57,637	$ 59,134	$ 61,483	$ 62,030	$ 62,141
NOI	$ 57,637	$ 59,134	$ 61,483	$ 62,030	$ 62,141
Less:					
Non-cash straight line rent adjustments included in rental income	1,827	1,800	1,597	1,083	1,114
Lease value amortization included in rental income	1,631	1,830	1,833	1,822	1,790
Non-cash amortization included in property operating expenses	200	199	199	199	200
Cash Basis NOI	$ 53,979	$ 55,305	$ 57,854	$ 58,926	$ 59,037
Reconciliation of NOI to Same Property NOI:					
NOI	$ 57,637	$ 59,134	$ 61,483	$ 62,030	$ 62,141
Less:					
NOI of properties not included in same property results	18,630	20,795	22,104	22,995	23,838
Same Property NOI	$ 39,007	$ 38,339	$ 39,379	$ 39,035	$ 38,303
Reconciliation of Same Property NOI to Same Property Cash Basis NOI:					
Same Property NOI	$ 39,007	$ 38,339	$ 39,379	$ 39,035	$ 38,303
Less:					
Non-cash straight line rent adjustments included in rental income	1,645	1,308	884	694	707
Lease value amortization included in rental income	(178)	(172)	(170)	(170)	(203)
Non-cash amortization included in property operating expenses	119	119	119	118	116
Same Property Cash Basis NOI	$ 37,421	$ 37,084	$ 38,546	$ 38,393	$ 37,683

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Supplemental Q4 2021 20

Supplemental Q4 2021 21 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment (continued) RETURN TO TABLE OF CONTENTS (dollars in thousands) SHOP For the Three Months Ended Calculation of NOI and Cash Basis NOI: 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 Residents fees and services $ 234,697 $ 236,013 $ 243,947 $ 259,966 $ 278,637 Property operating expenses (241,403) (233,687) (233,311) (256,098) (269,498) NOI / Cash Basis NOI $ (6,706) $ 2,326 $ 10,636 $ 3,868 $ 9,139 Reconciliation of NOI / Cash Basis NOI to Same Property NOI / Same Property Cash Basis NOI: NOI / Cash Basis NOI $ (6,706) $ 2,326 $ 10,636 $ 3,868 $ 9,139 Less: NOI / Cash Basis NOI of properties not included in same property results (9,450) (5,154) (1,873) (6,673) (6,512) Same Property NOI / Same Property Cash Basis NOI $ 2,744 $ 7,480 $ 12,509 $ 10,541 $ 15,651

Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment (continued)

DIVERSIFIED HEALTHCARE TRUST

(dollars in thousands)

Non-Segment

	For the Three Months Ended				
Calculation of NOI and Cash Basis NOI:	**12/31/2021**	**9/30/2021**	**6/30/2021**	**3/31/2021**	**12/31/2020**
Rental income	$ 12,084	$ 9,883	$ 9,590	$ 9,435	$ 11,422
Property operating expenses	—	—	—	—	—
NOI	$ 12,084	$ 9,883	$ 9,590	$ 9,435	$ 11,422
NOI	$ 12,084	$ 9,883	$ 9,590	$ 9,435	$ 11,422
Less:					
Non-cash straight line rent adjustments included in rental income	215	(121)	(276)	(279)	1,926
Lease value amortization included in rental income	17	18	16	44	56
Non-cash amortization included in property operating expenses	—	—	—	—	—
Cash Basis NOI	$ 11,852	$ 9,986	$ 9,850	$ 9,670	$ 9,440
Reconciliation of NOI to Same Property NOI:					
NOI	$ 12,084	$ 9,883	$ 9,590	$ 9,435	$ 11,422
Less:					
NOI of properties not included in same property results	—	—	—	—	218
Same Property NOI	$ 12,084	$ 9,883	$ 9,590	$ 9,435	$ 11,204
Reconciliation of Same Property NOI to Same Property Cash Basis NOI:					
Same Property NOI	$ 12,084	$ 9,883	$ 9,590	$ 9,435	$ 11,204
Less:					
Non-cash straight line rent adjustments included in rental income	215	(121)	(276)	(279)	1,928
Lease value amortization included in rental income	17	18	16	44	55
Non-cash amortization included in property operating expenses	—	—	—	—	—
Same Property Cash Basis NOI	$ 11,852	$ 9,986	$ 9,850	$ 9,670	$ 9,221

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Supplemental Q4 2021 22

Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment (continued)

DIVERSIFIED HEALTHCARE TRUST

(dollars in thousands)

Consolidated

	For the Three Months Ended				
Calculation of NOI and Cash Basis NOI:	**12/31/2021**	**9/30/2021**	**6/30/2021**	**3/31/2021**	**12/31/2020**
Rental income / residents fees and services	$ 336,731	$ 337,416	$ 346,341	$ 362,724	$ 384,909
Property operating expenses	(273,716)	(266,073)	(264,632)	(287,391)	(302,207)
NOI	$ 63,015	$ 71,343	$ 81,709	$ 75,333	$ 82,702
NOI	$ 63,015	$ 71,343	$ 81,709	$ 75,333	$ 82,702
Less:					
Non-cash straight line rent adjustments included in rental income	2,042	1,679	1,321	804	3,040
Lease value amortization included in rental income	1,648	1,848	1,849	1,866	1,846
Non-cash amortization included in property operating expenses	200	199	199	199	200
Cash Basis NOI	$ 59,125	$ 67,617	$ 78,340	$ 72,464	$ 77,616
Reconciliation of NOI to Same Property NOI:					
NOI	$ 63,015	$ 71,343	$ 81,709	$ 75,333	$ 82,702
Less:					
NOI of properties not included in same property results	9,180	15,641	20,231	16,322	17,544
Same Property NOI	$ 53,835	$ 55,702	$ 61,478	$ 59,011	$ 65,158
Reconciliation of Same Property NOI to Same Property Cash Basis NOI:					
Same Property NOI	$ 53,835	$ 55,702	$ 61,478	$ 59,011	$ 65,158
Less:					
Non-cash straight line rent adjustments included in rental income	1,860	1,187	608	415	2,635
Lease value amortization included in rental income	(161)	(154)	(154)	(126)	(148)
Non-cash amortization included in property operating expenses	119	119	119	118	116
Same Property Cash Basis NOI	$ 52,017	$ 54,550	$ 60,905	$ 58,604	$ 62,555

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Supplemental Q4 2021 23

Calculation and Reconciliation of EBITDA, EBITDA*re* and Adjusted EBITDA*re*

DIVERSIFIED HEALTHCARE TRUST

(dollars in thousands)

	For the Three Months Ended					For the Year Ended	
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020
Net income (loss)	$ 366,758	$ (88,004)	$ (32,645)	$ (66,183)	$ (14,920)	$ 179,926	$ (134,307)
Interest expense	63,518	64,493	67,657	60,091	57,768	255,759	201,483
Income tax expense	406	595	191	238	202	1,430	1,250
Depreciation and amortization	68,388	68,702	67,888	66,153	65,681	271,131	270,147
EBITDA	499,070	45,786	103,091	60,299	108,731	708,246	338,573
(Gain) loss on sale of properties	(461,434)	(200)	(30,760)	122	(4,084)	(492,272)	(6,487)
Impairment of assets	—	—	—	(174)	361	(174)	106,972
Share of EBITDA*re* from unconsolidated joint venture	384	—	—	—	—	384	—
Adjustments to reflect our share of EBITDA*re* attributable to an equity method investment	(2,468)	(2,345)	(2,673)	2,310	1,967	(5,176)	1,665
EBITDA*re*	35,552	43,241	69,658	62,557	106,975	211,008	440,723
General and administrative expense paid in common shares	315	742	675	228	402	1,960	1,568
Acquisition and certain other transaction related costs	2,327	3,108	12,071	—	11	17,506	814
Gain on lease termination	—	—	—	—	—	—	(22,896)
Loss on early extinguishment of debt	—	—	370	2,040	—	2,410	427
Costs and payment obligations related to compliance assessment at one of our senior living communities	—	—	—	—	(402)	—	5,770
Losses (gains) on equity securities, net	15,289	14,755	3,849	8,339	(19,565)	42,232	(34,106)
Adjustments to reflect our share of Adjusted EBITDA*re* attributable to an equity method investment	392	1,234	1,166	39	(203)	2,831	9,026
Adjusted EBITDA*re*	$ 53,875	$ 63,080	$ 87,789	$ 73,203	$ 87,218	$ 277,947	$ 401,326

RETURN TO TABLE OF CONTENTS

Supplemental Q4 2021

24

Calculation and Reconciliation of FFO and Normalized FFO Attributable to Common Shareholders

DIVERSIFIED HEALTHCARE TRUST

(amounts in thousands, except per share data)

	For the Three Months Ended					For the Year Ended	
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020
Net income (loss) attributable to common shareholders	$ 365,585	$ (89,343)	$ (34,222)	$ (67,505)	$ (16,228)	$ 174,515	$ (139,453)
Depreciation and amortization	68,388	68,702	67,888	66,153	65,681	271,131	270,147
(Gain) loss on sale of properties	(461,434)	(200)	(30,760)	122	(4,084)	(492,272)	(6,487)
Impairment of assets	—	—	—	(174)	361	(174)	106,972
Losses (gains) on equity securities, net	15,289	14,755	3,849	8,339	(19,565)	42,232	(34,106)
FFO adjustments attributable to noncontrolling interest	(4,763)	(5,273)	(5,275)	(5,273)	(5,275)	(20,584)	(21,100)
Share of FFO from unconsolidated joint venture	273	—	—	—	—	273	—
Adjustments to reflect our share of FFO attributable to an equity method investment	(2,608)	(2,440)	(3,005)	2,036	1,743	(6,017)	839
FFO attributable to common shareholders	(19,270)	(13,799)	(1,525)	3,698	22,633	(30,896)	176,812
Acquisition and certain other transaction related costs	2,327	3,108	12,071	—	11	17,506	814
Costs and payment obligations related to compliance assessment at one of our senior living communities	—	—	—	—	(402)	—	5,770
Gain on lease termination	—	—	—	—	—	—	(22,896)
Loss on early extinguishment of debt	—	—	370	2,040	—	2,410	427
Adjustments to reflect our share of Normalized FFO attributable to an equity method investment	448	1,242	1,299	85	12	3,074	9,187
Normalized FFO attributable to common shareholders	$ (16,495)	$ (9,449)	$ 12,215	$ 5,823	$ 22,254	$ (7,906)	$ 170,114
Weighted average common shares outstanding (basic)	238,149	238,008	237,871	237,834	237,834	237,967	237,739
Weighted average common shares outstanding (diluted)	238,149	238,008	237,871	237,834	237,834	237,967	237,739
Per Common Share Data (basic and diluted):							
Net income (loss) attributable to common shareholders	$ 1.54	$ (0.38)	$ (0.14)	$ (0.28)	$ (0.07)	$ 0.73	$ (0.59)
FFO attributable to common shareholders	$ (0.08)	$ (0.06)	$ (0.01)	$ 0.02	$ 0.10	$ (0.13)	$ 0.74
Normalized FFO attributable to common shareholders	$ (0.07)	$ (0.04)	$ 0.05	$ 0.02	$ 0.09	$ (0.03)	$ 0.72

RETURN TO TABLE OF CONTENTS

Supplemental Q4 2021 25

Supplemental Q4 2021 26 (based on Gross Book Value of Real Estate Assets as of December 31, 2021) (1) Senior living communities are categorized by the type of living units which constitute a majority of the living units at the community. (2) Memory care communities are classified as assisted living communities. Portfolio Summary by Geographic Diversification and Property Type Geographic Diversification RETURN TO TABLE OF CONTENTS Property Type(1) (2) (based on Q4 2021 Same Property NOI)

Supplemental Q4 2021 27 Portfolio Summary RETURN TO TABLE OF CONTENTS (dollars in thousands, except investment per square foot or unit) As of December 31, 2021 Number of Properties Square Feet or Number of Units Gross Book Value of Real Estate Assets % of Total Gross Book Value of Real Estate Assets Investment Per Square Foot or Unit % of Q4 2021 Total Revenues % of Q4 2021 Total NOI Q4 2021 Q4 2021 Revenues NOI Life science 28 2,995,747 $ 788,398 10.9% $ 263 $ 40,412 12.0% $ 28,079 44.6 % Medical office 88 6,797,275 1,841,163 25.5% $ 271 49,538 14.7% 29,558 46.9 % Subtotal Office Portfolio 116 9,793,022 sq. ft. 2,629,561 36.4% $ 269 89,950 26.7% 57,637 91.5 % SHOP 235 25,345 units 4,162,340 57.6% $ 164,227 234,697 69.7% (6,706) (10.6) % Other triple net leased senior living communities 29 2,327 units 250,396 3.5% $ 107,605 8,243 2.4% 8,243 13.1 % Wellness centers 10 812,000 sq. ft. 178,110 2.5% $ 219 3,841 1.2% 3,841 6.0 % Total 390 $ 7,220,407 100.0% $ 336,731 100.0% $ 63,015 100.0 % Aurora Health Advocate 215 Washington Street Grafton, WI

Supplemental Q4 2021 28 SHOP Unit Count Assisted Living units: 10,591: 42% Independent Living and Active Adult units: 10,417: 41% SNF units: 1,439: 6% Memory Care units: 2,898: 11% RETURN TO TABLE OF CONTENTS SHOP Unit Count as of December 31, 2021 Assisted Living units: 6,451: 36% Independent Living and Active Adult units: 9,857: 55% Memory Care units: 1,591: 9% Assisted Living units: 4,140: 56% Independent Living units: 560: 7% SNF units: 1,439: 19% Memory Care units: 1,307: 18% Five Star Retained Communities Unit Count as of December 31, 2021 Operator Transitioned Communities Unit Count as of December 31, 2021

Supplemental Q4 2021 29 Rent Coverage and Occupancy Rent Coverage (1): For the Twelve Months Ended 9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 Other triple net leased senior living communities 1.21 x 1.27 x 1.38 x 1.48 x 1.61 x Wellness centers 1.23 x 1.17 x 0.94 x 0.91 x 1.05 x Total 1.21 x 1.24 x 1.24 x 1.26 x 1.37 x Occupancy - Other triple net leased senior living communities (1): For the Twelve Months Ended 9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 Occupancy 76.5% 76.3% 77.7% 80.6% 83.4 % Same Property Occupancy (2) 76.5% 76.3% 77.7% 80.6% 83.4 % RETURN TO TABLE OF CONTENTS (1) All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data. (2) Same property occupancy includes those properties classified as same property for the three months ended December 31, 2021 for all periods presented. The Stratford Carmel, IN

Office Portfolio and Same Property - Results of Operations

DIVERSIFIED HEALTHCARE TRUST

Three Months Ended December 31, 2021 and 2020

OFFICE PORTFOLIO - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended December 31, 2021			As of and For the Three Months Ended December 31, 2020		
	Life Science	Medical Office	Total Office Portfolio	Life Science	Medical Office	Total Office Portfolio
Number of Buildings	28	88	116	32	91	123
Square Feet	2,996	6,797	9,793	4,328	6,954	11,282
Occupancy	92.2 %	91.0 %	91.3 %	92.4 %	90.9 %	91.4 %
Rental Income	$ 40,412	$ 49,538	$ 89,950	$ 44,735	$ 50,115	$ 94,850
NOI	$ 28,079	$ 29,558	$ 57,637	$ 32,862	$ 29,279	$ 62,141
Cash Basis NOI	$ 25,123	$ 28,856	$ 53,979	$ 30,287	$ 28,750	$ 59,037
NOI Margin %	69.5 %	59.7 %	64.1 %	73.5 %	58.4 %	65.5 %
Cash Basis NOI Margin %	66.9 %	58.9 %	62.4 %	71.7 %	57.9 %	64.2 %
NOI % Change	(14.6)%	1.0 %	(7.2)%			
Cash Basis NOI % Change	(17.1)%	0.4 %	(8.6)%			

OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended December 31, 2021			As of and For the Three Months Ended December 31, 2020		
	Life Science	Medical Office	Total Office Portfolio	Life Science	Medical Office	Total Office Portfolio
Number of Buildings	23	87	110	23	87	110
Square Feet	2,673	6,705	9,378	2,673	6,705	9,378
Occupancy	94.3 %	92.1 %	92.7 %	98.9 %	90.9 %	93.2 %
Rental Income	$ 13,656	$ 49,479	$ 63,135	$ 14,149	$ 48,779	$ 62,928
NOI	$ 9,299	$ 29,708	$ 39,007	$ 9,700	$ 28,603	$ 38,303
Cash Basis NOI	$ 8,393	$ 29,028	$ 37,421	$ 9,666	$ 28,017	$ 37,683
NOI Margin %	68.1 %	60.0 %	61.8 %	68.6 %	58.6 %	60.9 %
Cash Basis NOI Margin %	65.8 %	59.4 %	60.7 %	68.4 %	58.0 %	60.4 %
NOI % Change	(4.1)%	3.9 %	1.8 %			
Cash Basis NOI % Change	(13.2)%	3.6 %	(0.7)%			

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Supplemental Q4 2021 30

Office Portfolio and Same Property - Results of Operations (continued)

DIVERSIFIED HEALTHCARE TRUST

Years Ended December 31, 2021 and 2020

OFFICE PORTFOLIO - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Year Ended December 31, 2021			As of and For the Year Ended December 31, 2020		
	Life Science	Medical Office	Total Office Portfolio	Life Science	Medical Office	Total Office Portfolio
Number of Buildings	28	88	116	32	91	123
Square Feet	2,996	6,797	9,793	4,328	6,954	11,282
Occupancy	92.2 %	91.0 %	91.3 %	92.4 %	90.9 %	91.4 %
Rental Income	$ 170,112	$ 197,485	$ 367,597	$ 181,437	$ 201,928	$ 383,365
NOI	$ 121,916	$ 118,368	$ 240,284	$ 133,724	$ 119,885	$ 253,609
Cash Basis NOI	$ 110,189	$ 115,875	$ 226,064	$ 123,283	$ 118,414	$ 241,697
NOI Margin %	71.7 %	59.9 %	65.4 %	73.7 %	59.4 %	66.2 %
Cash Basis NOI Margin %	69.4 %	59.3 %	63.8 %	71.9 %	58.9 %	64.9 %
NOI % Change	(8.8)%	(1.3)%	(5.3)%			
Cash Basis NOI % Change	(10.6)%	(2.1)%	(6.5)%			

OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Year Ended December 31, 2021			As of and For the Year Ended December 31, 2020		
	Life Science	Medical Office	Total Office Portfolio	Life Science	Medical Office	Total Office Portfolio
Number of Buildings	23	87	110	23	87	110
Square Feet	2,673	6,705	9,378	2,673	6,705	9,378
Occupancy	94.3 %	92.1 %	92.7 %	98.9 %	90.9 %	93.2 %
Rental Income	$ 54,857	$ 196,250	$ 251,107	$ 56,765	$ 193,967	$ 250,732
NOI	$ 37,428	$ 118,334	$ 155,762	$ 39,494	$ 115,919	$ 155,413
Cash Basis NOI	$ 35,632	$ 115,815	$ 151,447	$ 38,906	$ 114,649	$ 153,555
NOI Margin %	68.2 %	60.3 %	62.0 %	69.6 %	59.8 %	62.0 %
Cash Basis NOI Margin %	67.1 %	59.6 %	61.2 %	69.2 %	59.4 %	61.6 %
NOI % Change	(5.2)%	2.1 %	0.2 %			
Cash Basis NOI % Change	(8.4)%	1.0 %	(1.4)%			

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Supplemental Q4 2021

31

Office Portfolio and Same Property - Results of Operations (continued)

DIVERSIFIED HEALTHCARE TRUST

Trailing Five Quarters

OFFICE PORTFOLIO - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended				
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Number of Buildings	116	118	118	122	123
Square Feet	9,793	10,927	10,927	11,190	11,282
Occupancy	91.3 %	91.3 %	91.0 %	92.3 %	91.4 %
Rental Income	$ 89,950	$ 91,520	$ 92,804	$ 93,323	$ 94,850
NOI	$ 57,637	$ 59,134	$ 61,483	$ 62,030	$ 62,141
Cash Basis NOI	$ 53,979	$ 55,305	$ 57,854	$ 58,926	$ 59,037
NOI Margin %	64.1 %	64.6 %	66.3 %	66.5 %	65.5 %
Cash Basis NOI Margin %	62.4 %	62.9 %	64.7 %	65.2 %	64.2 %
Sequential NOI % Change	(2.5)%	(3.8)%	(0.9)%	(0.2)%	
Sequential Cash Basis NOI % Change	(2.4)%	(4.4)%	(1.8)%	(0.2)%	
Year Over Year NOI % Change	(7.2)%				
Year Over Year Cash Basis NOI % Change	(8.6)%				

OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS (1)

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended				
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Number of Buildings	110	110	110	110	110
Square Feet	9,378	9,378	9,378	9,378	9,378
Occupancy	92.7 %	91.9 %	92.1 %	93.0 %	93.2 %
Rental Income	$ 63,135	$ 62,675	$ 62,966	$ 62,329	$ 62,928
NOI	$ 39,007	$ 38,339	$ 39,379	$ 39,035	$ 38,303
Cash Basis NOI	$ 37,421	$ 37,084	$ 38,546	$ 38,393	$ 37,683
NOI Margin %	61.8 %	61.2 %	62.5 %	62.6 %	60.9 %
Cash Basis NOI Margin %	60.7 %	60.3 %	61.9 %	62.1 %	60.4 %
Sequential NOI % Change	1.7 %	(2.6)%	0.9 %	1.9 %	
Sequential Cash Basis NOI % Change	0.9 %	(3.8)%	0.4 %	1.9 %	
Year Over Year NOI % Change	1.8 %				
Year Over Year Cash Basis NOI % Change	(0.7)%				

(1) Same property includes those properties classified as same property for the three months ended December 31, 2021 for all periods presented.

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Supplemental Q4 2021

32

SHOP Segment and Same Property - Results of Operations

DIVERSIFIED HEALTHCARE TRUST

Trailing Five Quarters

SHOP SEGMENT - RESULTS OF OPERATIONS

(dollars in thousands, except average monthly rate)

	As of and For the Three Months Ended				
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Number of Properties	235	235	235	235	235
Number of Units	25,345	25,424	25,423	26,963	26,969
Occupancy	72.5 %	71.3 %	70.9 %	69.5 %	72.2 %
Average Monthly Rate	$ 4,189	$ 4,234	$ 4,307	$ 4,623	$ 4,541
Year Over Year Average Monthly Rate % Change	(7.8)%				
Residents Fees and Services	$ 234,697	$ 236,013	$ 243,947	$ 259,966	$ 278,637
Property Operating Expenses	(241,403)	(233,687)	(233,311)	(256,098)	(269,498)
NOI	$ (6,706)	$ 2,326	$ 10,636	$ 3,868	$ 9,139
NOI Margin %	(2.9)%	1.0 %	4.4 %	1.5 %	3.3 %
Sequential NOI % Change	(388.3)%	(78.1)%	175.0 %	(57.7)%	
Year Over Year NOI % Change	(173.4)%				

SHOP SEGMENT SAME PROPERTY - RESULTS OF OPERATIONS (1)

(dollars in thousands, except average monthly rate)

	As of and For the Three Months Ended				
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Number of Properties	120	120	120	120	120
Number of Units	17,899	17,899	17,899	17,899	17,899
Occupancy	74.1 %	73.4 %	72.9 %	72.7 %	75.6 %
Average Monthly Rate	$ 3,833	$ 3,936	$ 4,018	$ 4,051	$ 3,950
Year Over Year Average Monthly Rate % Change	(3.0)%				
Residents Fees and Services	$ 155,798	$ 158,508	$ 168,655	$ 185,317	$ 192,654
Property Operating Expenses	(153,054)	(151,028)	(156,146)	(174,776)	(177,003)
NOI	$ 2,744	$ 7,480	$ 12,509	$ 10,541	$ 15,651
NOI Margin %	1.8 %	4.7 %	7.4 %	5.7 %	8.1 %
Sequential NOI % Change	(63.3)%	(40.2)%	18.7 %	(32.6)%	
Year Over Year NOI % Change	(82.5)%				

(1) Same property includes those properties classified as same property for the three months ended December 31, 2021 for all periods presented.

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Supplemental Q4 2021

33

SHOP Segment and Same Property - Five Star Retained and Operator Transitioned Communities Results of Operations

DIVERSIFIED HEALTHCARE TRUST

Three Months Ended December 31, 2021 and 2020

SHOP SEGMENT - RESULTS OF OPERATIONS

(dollars in thousands, except average monthly rate)

	As of and For the Three Months Ended December 31, 2021			As of and For the Three Months Ended December 31, 2020		
	Five Star Retained Communities	Operator Transitioned Communities	Total SHOP Segment	Five Star Retained Communities	Operator Transitioned Communities	Total SHOP Segment
Number of Properties [1]	120	115	235	120	115	235
Number of Units	17,899	7,446	25,345	19,442	7,527	26,969
Occupancy	74.1 %	68.8 %	72.5 %	73.5 %	68.9 %	72.2 %
Average Monthly Rate	$ 3,833	$ 5,130	$ 4,189	$ 4,411	$ 4,899	$ 4,541
Average Monthly Rate % Change	(13.1)%	4.7 %	(7.8)%			
Residents Fees and Services	$ 155,793	$ 78,904	$ 234,697	$ 198,565	$ 80,072	$ 278,637
Property Operating Expenses	(153,098)	(88,305)	(241,403)	(185,678)	(83,820)	(269,498)
NOI	$ 2,695	$ (9,401)	$ (6,706)	$ 12,887	$ (3,748)	$ 9,139
NOI Margin %	1.7 %	(11.9)%	(2.9)%	6.5 %	(4.7)%	3.3 %
NOI % Change	(79.1)%	150.8 %	(173.4)%			

(1) As of December 31, 2021, we had transitioned 107 senior living communities to 10 new third party managers. All Operator Transitioned Communities are excluded from same property results.

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Supplemental Q4 2021 34

SHOP Segment and Same Property - Five Star Retained and Operator Transitioned Communities Results of Operations

DIVERSIFIED HEALTHCARE TRUST

Years Ended December 31, 2021 and 2020

SHOP SEGMENT - RESULTS OF OPERATIONS

(dollars in thousands, except average monthly rate)

	As of and For the Year Ended December 31, 2021			As of and For the Year Ended December 31, 2020		
	Five Star Retained Communities	Operator Transitioned Communities	Total SHOP Segment	Five Star Retained Communities	Operator Transitioned Communities	Total SHOP Segment
Number of Properties [(1)]	120	115	235	120	115	235
Number of Units	17,899	7,446	25,345	19,442	7,527	26,969
Occupancy	72.8 %	66.9 %	71.1 %	78.6 %	73.7 %	77.2 %
Average Monthly Rate	$ 4,079	$ 5,031	$ 4,339	$ 4,414	$ 4,842	$ 4,530
Average Monthly Rate % Change	(7.6)%	3.9 %	(4.2)%			
Residents Fees and Services	$ 668,452	$ 306,171	$ 974,623	$ 855,684	$ 349,127	$ 1,204,811
Property Operating Expenses	(635,452)	(329,047)	(964,499)	(760,783)	(345,818)	(1,106,601)
NOI	$ 33,000	$ (22,876)	$ 10,124	$ 94,901	$ 3,309	$ 98,210
NOI Margin %	4.9 %	(7.5)%	1.0 %	11.1 %	0.9 %	8.2 %
NOI % Change	(65.2)%	(791.3)%	(89.7)%			

(1) As of December 31, 2021, we had transitioned 107 senior living communities to 10 new third party managers. All Operator Transitioned Communities are excluded from same property results.

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Supplemental Q4 2021 35

Office Portfolio Leasing Summary

DIVERSIFIED HEALTHCARE TRUST

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Buildings	116	118	118	122	123
Total square feet	9,793	10,927	10,927	11,190	11,282
Occupancy	91.3 %	91.3 %	91.0 %	92.3 %	91.4 %
Leasing Activity (sq. ft.):					
New leases	171	101	65	152	113
Renewals	1,181	271	567	60	300
Total	1,352	372	632	212	413
Rental Rate on New and Renewed Leases per Sq. Ft.:					
New leases	$ 42.97	$ 58.73	$ 45.63	$ 66.99	$ 25.10
Renewals	$ 21.11	$ 29.76	$ 38.05	$ 34.96	$ 23.38
Average net annual rent	$ 23.88	$ 37.61	$ 38.83	$ 57.89	$ 23.85
Leasing Costs and Concession Commitments:					
New leases	$ 19,189	$ 15,645	$ 5,191	$ 32,250	$ 7,017
Renewals	16,422	8,647	21,241	558	2,794
Total	$ 35,611	$ 24,292	$ 26,432	$ 32,808	$ 9,811
Leasing Costs and Concession Commitments per Sq. Ft.:					
New leases	$ 112.31	$ 155.24	$ 80.38	$ 211.93	$ 62.00
Renewals	$ 13.90	$ 31.87	$ 37.43	$ 9.24	$ 9.30
All new and renewed leases	$ 26.33	$ 65.28	$ 41.82	$ 154.32	$ 23.73
Weighted Average Lease Term (years):					
New leases	10.0	9.1	9.3	11.0	7.5
Renewals	9.0	7.5	9.1	8.7	4.5
All new and renewed leases	9.3	8.2	9.1	10.6	5.4
Leasing Costs and Concession Commitments per Sq. Ft. per Year:					
New leases	$ 11.24	$ 17.09	$ 8.60	$ 19.31	$ 8.30
Renewals	$ 1.54	$ 4.25	$ 4.13	$ 1.06	$ 2.07
All new and renewed leases	$ 2.84	$ 7.99	$ 4.60	$ 14.57	$ 4.43

The leasing summary on this page is based on leases entered into during the periods indicated.

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Supplemental Q4 2021

36

Tenants Representing 1% Or More of Total Annualized Rental Income

DIVERSIFIED HEALTHCARE TRUST

As of December 31, 2021

(dollars in thousands)

	Tenant	Facility Type		Annualized Rental Income	% of Annualized Rental Income	Expiration
1	Advocate Aurora Health	Medical office	$	17,534	5.3 %	2022 - 2031
2	Cedars-Sinai Medical Center	Medical office		17,046	5.2 %	2022 - 2031
3	Brookdale Senior Living, Inc.	Senior living		9,147	2.8 %	2032
4	Life Time Athletic	Wellness center		9,105	2.8 %	2040
5	HCA Holdings Inc.	Medical office		7,071	2.1 %	2022 - 2029
6	Surgalign Holdings, Inc. (1)	Life science		6,694	2.0 %	2034
7	Starmark Holdings, LLC	Wellness center		6,000	1.8 %	2028
8	Medtronic, Inc.	Medical office		5,766	1.8 %	2022 - 2023
9	IQVIA Holdings Inc.	Life science		5,365	1.6 %	2023
10	Prometheus Biosciences, Inc.	Life science		5,211	1.6 %	2033
11	Stratford Retirement, LLC	Senior living		4,954	1.5 %	2033
12	KSQ Therapeutics, Inc. (2)	Life science		4,779	1.5 %	2032
13	Boston Children's Hospital	Medical office		4,571	1.4 %	2028
14	Sonova Holding AG	Life science		4,570	1.4 %	2024
15	Oaks Senior Living, LLC	Senior living		4,523	1.4 %	2024 - 2030
16	Magellan Health Inc.	Medical office		4,498	1.4 %	2025
17	Stellar Senior Living, LLC	Senior living		4,319	1.3 %	2027
18	Seattle Genetics, Inc.	Life science		4,204	1.3 %	2024
19	Abbvie Inc.	Life science		3,983	1.2 %	2027
20	United Healthcare Services, Inc.	Medical office		3,918	1.2 %	2026
21	Cigna Holding Co.	Medical office		3,914	1.2 %	2024
22	Tokio Marine Holdings Inc.	Medical office		3,840	1.2 %	2022 - 2033
23	Duke University	Medical office		3,744	1.1 %	2024
24	Caremark, L.L.C.	Medical office		3,718	1.1 %	2022 - 2025
25	PerkinElmer Health Sciences, Inc.	Life science		3,681	1.1 %	2028
	All Other Tenants (3)			177,170	53.7 %	2022 - 2043
	Total Tenants		$	329,325	100.0 %	

(1) In March 2021, we entered into a 12-year lease with Surgalign Holdings, Inc. The lease relates to a recently redeveloped property we own in San Diego, CA. The term of the lease commences in the first quarter of 2022.

(2) In July 2021, we entered into a 10-year lease with KSQ Therapeutics, Inc. The lease relates to an ongoing redevelopment of a property we own in Lexington, MA. The term of the lease commences upon our delivery of the completed space, which is estimated to occur in the second quarter of 2022.

(3) Includes NOI for the three months ended December 31, 2021, annualized, from senior living communities in our SHOP segment.

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Supplemental Q4 2021

37

Supplemental Q4 2021 38 Office Portfolio Lease Expiration Schedule RETURN TO TABLE OF CONTENTS (dollars in thousands) As of December 31, 2021 Office Portfolio Annualized Rental Income Expiring Year Annualized Rental Income Percent of Total Annualized Rental Income Expiring Cumulative Percentage of Annualized Rental Income Expiring 2022 $ 30,907 11.2% 11.2% 2023 18,760 6.8% 18.0% 2024 32,700 11.8% 29.8% 2025 23,881 8.6% 38.4% 2026 26,792 9.7% 48.1% 2027 16,700 6.0% 54.1% 2028 22,186 8.0% 62.1% 2029 13,874 5.0% 67.1% 2030 13,687 4.9% 72.0% 2031 and thereafter 77,623 28.0% 100.0 % Total $ 277,110 100.0 % Average remaining lease term for our office portfolio (weighted by annualized rental income): 5.9 years Office Portfolio Square Feet with Leases Expiring Year Square Feet Percent of Total Square Feet Expiring Cumulative Percentage of Total Square Feet Expiring 2022 1,133,067 12.7% 12.7% 2023 664,858 7.4% 20.1% 2024 1,146,074 12.8% 32.9% 2025 905,105 10.1% 43.0% 2026 826,918 9.2% 52.2% 2027 663,099 7.4% 59.6% 2028 861,884 9.6% 69.2% 2029 377,343 4.2% 73.4% 2030 568,069 6.4% 79.8% 2031 and thereafter 1,798,940 20.2% 100.0 % Total 8,945,357 100.0% 14100 Magellan Plaza Maryland Heights, MO

Supplemental Q4 2021 39 Non-Segment Annualized Rental Income Expiring Year Number of Properties Number of Units or Square Feet Annualized Rental Income Percent of Total Annualized Rental Income Expiring Cumulative Percentage of Annualized Rental Income Expiring 2022 — — $ — — % — % 2023 — — — — % — % 2024 2 180 units 2,885 6.9% 6.9% 2025 — — — — % 6.9% 2026 — — — — % 6.9% 2027 4 534 units 4,319 10.3% 17.2% 2028 6 354,000 sq. ft. 6,000 14.3% 31.5% 2029 1 155 units 547 1.3% 32.8% 2030 3 367 units 5,134 12.2% 45.0% 2031 and thereafter 23 1,091 units and 458,000 sq. ft. 23,206 55.0% 100.0 % Total 39 $ 42,091 100.0 % Non-Segment Lease Expiration Schedule As of December 31, 2021 (dollars in thousands) RETURN TO TABLE OF CONTENTS

Non-GAAP Financial Measures and Certain Definitions

Non-GAAP Financial Measures

We present certain "non-GAAP financial measures" within the meaning of applicable rules of the SEC, including net operating income, or NOI, Cash Basis NOI, same property NOI, same property Cash Basis NOI, earnings before interest, income tax, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDA*re*, Adjusted EBITDA*re*, funds from operations attributable to common shareholders, or FFO attributable to common shareholders, and normalized funds from operations attributable to common shareholders, or Normalized FFO attributable to common shareholders. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) or net income (loss) attributable to common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) and net income (loss) attributable to common shareholders as presented in our consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss) and net income (loss) attributable to common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties.

NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI

The calculations of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to our property level results of operations. We calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI as shown on pages 17 through 23. We define NOI as income from our real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fee amortization, if any, and non-cash amortization included in property operating expenses. We calculate same property NOI and same property Cash Basis NOI in the same manner that we calculate the corresponding NOI and Cash Basis NOI amounts, except that we only include same properties in calculating same property NOI and same property Cash Basis NOI. We use NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI to evaluate individual and company wide property level performance. Other real estate companies and REITs may calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI differently than we do.

EBITDA, EBITDA*re* and Adjusted EBITDA*re*

We calculate EBITDA, EBITDA*re* and Adjusted EBITDA*re* as shown on page 24. EBITDA*re* is calculated on the basis defined by the National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains or losses on the sale of properties, equity in earnings of an unconsolidated joint venture, impairment of assets, if any, and including adjustments to reflect our proportionate share of EBITDA*re* of our equity method investment in AlerisLife and our proportionate share of EBITDA*re* from an unconsolidated joint venture property, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDA*re*, we adjust for the items shown on page 24. Other real estate companies and REITs may calculate EBITDA, EBITDA*re* and Adjusted EBITDA*re* differently than we do.

FFO and Normalized FFO Attributable to Common Shareholders

We calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders as shown on page 25. FFO attributable to common shareholders is calculated on the basis defined by Nareit, which is net income (loss) attributable to common shareholders, calculated in accordance with GAAP, excluding any gain or loss on sale of properties, equity in earnings of an unconsolidated joint venture, loss on impairment of real estate assets, gains or losses on equity securities, net, if any, including adjustments to reflect our proportionate share of FFO of our equity method investment in AlerisLife and our proportionate share of FFO from our unconsolidated joint venture, plus real estate depreciation and amortization of consolidated properties and minus FFO adjustments attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO attributable to common shareholders, we adjust for the items shown on page 25 including similar adjustments for our unconsolidated joint venture, if any. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in the agreements governing our debt, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance, and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than we do.

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Supplemental Q4 2021
40

Supplemental Q4 2021 41 Adjusted total assets Adjusted total assets is the original cost of real estate assets calculated in accordance with GAAP before depreciation and after impairment write downs, if any, and excludes accounts receivable and intangible assets. AlerisLife AlerisLife, or AlerisLife Inc. (formerly known as Five Star Senior Living Inc.). Annualized dividend yield Annualized dividend yield is the annualized dividend declared during the applicable period divided by the closing price of DHC's common shares on The Nasdaq Stock Market LLC at the end of the relevant period. Annualized rental income Annualized rental income is based on rents pursuant to existing leases as of December 31, 2021. Annualized rental income includes estimated percentage rents, straight line rent adjustments and estimated recurring expense reimbursements for certain net and modified gross leases; excludes lease value amortization at certain of our medical office and life science properties and wellness centers. Annualized rental income amounts for our medical office and life science properties also exclude 100% of rental income as reported under GAAP from the life science property owned by an unconsolidated joint venture in which we own a 20% equity interest. Average monthly rate Average monthly rate is calculated by taking the average daily rate, which is defined as total residents fees and services divided by occupied units during the period, and multiplying it by 30 days. Building improvements Building improvements generally include expenditures to replace obsolete building components that extend the useful life of existing assets or other improvements to increase the marketability of the property. Cash basis NOI margin % Cash basis NOI margin % is defined as cash basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, lease value amortization and lease termination fee amortization, if any. Consolidated income available for debt service Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment, gains or losses on equity securities, gains or losses on sales of properties, early extinguishment of debt and equity in earnings of an unconsolidated joint venture and including distributions from our unconsolidated joint venture, determined together with debt service for the applicable period. Development, redevelopment and other activities Development, redevelopment and other activities generally include capital expenditures that reposition a property or result in new sources of revenue. From time to time we invest in revenue producing capital improvements at certain of our triple net leased senior living communities. As a result, annual rents payable to us increase pursuant to the terms of the applicable leases. These capital improvements are not included in our development, redevelopment and other activities. Estimated completion date Estimated completion date can depend on various factors, including when lease agreements are signed with tenants. Therefore, the actual completion date may vary. Estimated project costs Estimated project costs include estimated leasing capital up to stabilization. Five Star Five Star, or Five Star Senior Living, is an operating division of AlerisLife. Five Star retained communities Five Star retained communities are the 120 senior living communities in our SHOP segment that Five Star continues to manage pursuant to our June 2021 amended management agreements with Five Star. GAAP GAAP is U.S. generally accepted accounting principles. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q4 2021 42 Gross book value of real estate assets Gross book value of real estate assets is real estate assets at cost plus certain acquisition costs, before depreciation and purchase price allocations, less impairment writedowns, if any. Gross purchase price Gross purchase price includes assumed debt, if any, and excludes acquisition costs and purchase price allocation adjustments, if any. Gross sales price Gross sales price excludes closing costs. Incurrence covenants Incurrence covenants are financial covenants which we are required to comply with in order to incur additional debt under our revolving credit facility and the indentures governing our senior unsecured notes. Interest rate Interest rate includes the effect of mark to market accounting for certain assumed mortgages and premiums and discounts on certain mortgages and unsecured notes. Excludes effects of debt issuance costs and the 30 basis points facility fee on our revolving credit facility. Investment per square foot or unit Investment per square foot or unit represents gross book value of real estate assets divided by number of rentable square feet or living units, as applicable, at December 31, 2021. Lease related costs Lease related costs generally include capital expenditures to improve tenants’ space or amounts paid directly to tenants to improve their space and leasing related costs, such as brokerage commissions and tenant inducements. Leasing costs and concession commitments Leasing costs and concession commitments include commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. Maintenance covenant Our maintenance covenant is a financial covenant which we are required to comply with on a quarterly basis pursuant to the indentures governing our senior unsecured notes. Net debt Net debt is total debt less cash. NOI margin % NOI margin % is defined as NOI as a percentage of rental income or residents fees and services, as appropriate. Non-Segment Non-Segment operations consists of triple net leased senior living communities that are leased to third party operators and wellness centers, and any other income or expenses that are not attributable to a specific reporting segment. Occupancy Occupancy for our Office Portfolio is presented as of the end of the period shown; occupancy for our SHOP segment and other tenants is presented for the duration of the period shown, or the most recent prior period of equivalent length for which tenant and manager operating results are available to us. Excludes data for our wellness centers. Life science and medical office occupancy data includes (i) out of service assets undergoing redevelopment, (ii) space which is leased but is not occupied or is being offered for sublease by tenants and (iii) space being fitted out for occupancy. Other triple net leased senior living communities occupancy excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations during the periods presented. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q4 2021 43 Office Portfolio Office Portfolio consists of medical office properties leased to medical providers and other medical related businesses, as well as life science properties leased to biotech laboratories and other similar tenants. Our medical office and life science property leases include some triple net leases where, in addition to paying fixed rents, the tenants assume the obligation to operate and maintain the properties at their expense, and some net and modified gross leases where we are responsible for the operation and maintenance of the properties and we charge tenants for some or all of the property operating costs. A small percentage of our medical office and life science property leases are full-service leases where we receive fixed rent from our tenants and no reimbursement for our property operating costs. Operator transitioned communities Operator transitioned communities are senior living communities in our SHOP segment, which have been transitioned from Five Star to other third party managers or closed or repositioned pursuant to the amendments to our management arrangements with Five Star in June 2021. As of December 31, 2021, we had transitioned 107 senior living communities to 10 new third party managers. Principal balance Principal balances are the amounts stated in the contracts. In accordance with GAAP, our carrying values and recorded interest expense may be different because of market conditions at the time we assumed certain of these debts. The principal balance of our revolving credit facility includes amounts outstanding as of the date presented. Rent coverage Rent coverage is calculated as operating cash flows from our tenants' facility operations of our properties, before subordinated charges, if any, divided by rent payable to us. Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations from one operator to another during the periods presented. Same Property For the three months ended December 31, 2021, same property consists of properties owned, in service and operated by the same operator continuously since October 1, 2020; excludes properties classified as held for sale, closed or out of service undergoing redevelopment, if any, and a life science property owned by an unconsolidated joint venture in which we own a 20% equity interest. For the year ended December 31, 2021, same property consists of properties owned, in service and operated by the same operator continuously since January 1, 2020; excludes properties classified as held for sale, closed or out of service undergoing redevelopment, if any, and a life science property owned by an unconsolidated joint venture in which we own a 20% equity interest. SHOP SHOP, or Senior Housing Operating Portfolio, consists of senior living communities managed by Five Star and other third party managers that provide short term and long term residential living and in some cases care and other services for residents where we pay fees to the managers to operate the communities. Properties in this segment include independent living communities, assisted living communities, active adult rental communities and SNFs. SNF SNF is a skilled nursing facility. Square feet Square feet measurements are subject to modest changes when space is periodically remeasured or reconfigured for new tenants. Square feet for prior periods exclude space remeasurements made subsequent to those periods. Excludes data from the life science property owned by an unconsolidated joint venture in which we own a 20% equity interest. Total gross assets Total gross assets is total assets plus accumulated depreciation. Total unencumbered assets Total unencumbered assets is the original cost of real estate assets not encumbered by mortgage debt calculated in accordance with GAAP before depreciation and after impairment write downs, if any, and exclude accounts receivable and intangible assets. Triple net leased senior living communities Triple net leased senior living communities include independent and assisted living communities and SNFs. Unit count Unit count is by the type of living units at our senior living communities within our SHOP segment. Weighted average lease term Weighted average lease term is weighted based on annualized rental income pursuant to existing leases as of December 31, 2021. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q4 2021 44 This presentation of supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward- looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. For example: • The results of operations for the 107 transitioned senior living communities may not improve under the management of new managers as a result of the transition as we currently expect, and the results of operations of, and our returns from, any or all of our senior living communities may decline, including for reasons beyond our, the new managers’ or Five Star’s control. • Our redevelopment projects may not be successful and may cost more or take longer to complete than we currently expect. In addition, the terms of the leases we entered into with respect to our redevelopment projects may not commence on the currently expected dates or at all. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS